
FIRST
GUARANTY
BANK

2021

2nd Quarter Report


AMERICA'S
BEST
BANKS
2021
Newsweek
POWERED BY
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FIRST GUARANTY BANCSHARES, INC.

fgb.net |

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984

A Message to Our Shareholders

Dear Shareholders,

First Guaranty Bancshares' momentum continues and grows. First Guaranty achieved a new record for quarterly income posting net income for the second quarter of 2021 of $6,434,000. This represents a 24% increase over the second quarter of 2020 which was $5,184,000. The six months ending June 30, 2021 earnings totaled $11,457,000, a 27.2% increase over the first six months of 2020, which saw earnings of $9,009,000. First Guaranty has now posted 5 consecutive quarters of earnings in excess of $5,000,000, with two of those quarters in excess of $6,000,000. The strong increase in earnings is brought about by a combination of continued growth in total interest income and continued reduction in interest expense.

The table is set for continued strong earnings as our total loans have grown as of June 30, 2021, to $2,066,408,000 compared to $1,844,135,000 as of December 31, 2020 (an increase of 12%) and $1,640,723,000 as of June 30, 2020 (an increase of 26%). With a strong earnings portfolio and continuing strong demand and with our continued strategy and efforts for reducing our cost of funds, we anticipate that the third quarter will carry the momentum even further.

As of June 30, 2021, total assets were $2,745,051,000, an increase of 11% from December 31, 2020. For the quarter ending June 30, 2021, return on average assets we reached 0.93% and return on average common equity equaled 13.86%.

The momentum grows as we make progress toward our goals of enhancing shareholder value and building a fortress balance sheet for First Guaranty Bancshares, Inc.

Thank you for your continued support.

Sincerely,



Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

NASDAQ Symbol: **FGBI**

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At A Glance
(unaudited)

Branches
33

ATMs
46

Total Assets
$2.7 Billion

Deposits
$2.4 Billion

Total Loans
$2.1 Billion

$6.4 Million
2Q 2021 Earnings

$11.5 Million
YTD2021 Earnings

112 and counting
Consecutive dividends paid

87
Years in Banking



+

Member FDIC

Consolidated Balance Sheets

(in thousands, except share data)

	June 30, 2021 (unaudited)	June 30, 2020
Assets		
Cash and cash equivalents:		
Cash and due from banks	$130,413	$236,365
Federal funds sold	181	778
Cash and cash equivalents	130,594	237,143
Investment securities:		
Available for sale, at fair value	293,152	450,538
Held to maturity, at cost (estimated fair value of $151,638 and $0, respectively)	153,130	-
Investment securities	446,282	450,538
Federal Home Loan Bank stock, at cost	1,324	3,336
Loans held for sale	-	280
Loans, net of unearned income	2,066,408	1,640,723
Less: allowance for loan losses	25,516	14,017
Net loans	2,040,892	1,626,706
Premises and equipment, net	59,985	58,680
Goodwill	12,900	13,072
Intangible assets, net	6,236	6,934
Other real estate, net	2,020	4,194
Accrued interest receivable	12,370	16,339
Other assets	32,448	19,403
Total Assets	$2,745,051	$2,436,625
Liabilities and Shareholders' Equity		
Deposits:		
Noninterest-bearing demand	$483,298	$434,306
Interest-bearing demand	1,076,453	722,301
Savings	194,743	169,862
Time	666,239	794,529
Total deposits	2,420,733	2,120,998
Short-term borrowings	49,389	50,000
Repurchase agreements	6,245	6,569
Accrued interest payable	3,939	5,377
Long-term advances from Federal Home Loan Bank	3,288	3,443
Senior long-term debt	26,791	45,470
Junior subordinated debentures	14,797	14,757
Other liabilities	5,530	10,085
Total Liabilities	2,530,712	2,256,699
Shareholders' Equity		
Preferred Stock, Series A - $1,000 par value 100,000 shares authorized; non-cumulative perpetual; 34,500 and 0 shares issued and outstanding, respectively	33,058	-
Common stock - $1 par value 100,600,000 authorized shares; issued 9,741,253 shares	9,741	9,741
Surplus	110,836	110,836
Retained earnings	65,487	49,175
Accumulated other comprehensive (loss) income	(4,783)	10,174
Total Shareholders' Equity	214,339	179,926
Total Liabilities & Shareholders' Equity	$2,745,051	$2,436,625

Consolidated Statements of Income
(in thousands, except share, per share data & percentages)

	For the Three-Month Periods Ended June 30,	
	2021	2020
	(unaudited)	
Interest Income:		
Loans (including fees)	$25,194	$22,441
Deposits with other banks	75	62
Securities (including FHLB stock)	1,719	2,814
Total Interest Income	26,988	25,317
Interest Expense:		
Demand deposits	1,644	1,244
Savings deposits	50	32
Time deposits	3,331	4,438
Borrowings	516	764
Total Interest Expense	5,541	6,478
Net Interest Income	21,447	18,839
Less: Provision for loan losses	900	1,836
Net Interest Income after Provision for Loan Losses	20,547	17,003
Noninterest Income:		
Service charges, commissions and fees	657	471
ATM and debit card fees	932	806
Net gains on securities	965	1,342
Net gains on sale of loans	291	279
Other	753	429
Total Noninterest Income	3,598	3,327
Noninterest Expense:		
Salaries and employee benefits	8,012	7,536
Occupancy and equipment expense	2,198	1,865
Other	5,814	4,397
Total Noninterest Expense	16,024	13,798
Income Before Income Taxes	8,121	6,532
Less: Provision for income taxes	1,687	1,348
Net Income	6,434	5,184
Less: Preferred stock dividends	200	-
Income Available to Common Shareholders	$6,214	$5,184
Per Common Share:		
Earnings	$0.64	$0.53
Cash dividends paid	$0.16	$0.16
Weighted Average Common Shares Outstanding	9,741,253	9,741,253
Return on Average Assets	0.93%	0.89%
Return on Average Common Equity	13.86%	11.92%

Consolidated Statements of Income

(in thousands, except share, per share data & percentages)

	For the Six-Month Periods Ended June 30,	
	2021	2020
	(unaudited)	
Interest Income:		
Loans (including fees)	$ 48,944	$ 44,901
Deposits with other banks	141	297
Securities (including FHLB stock)	3,244	5,557
Total Interest Income	52,329	50,755
Interest Expense:		
Demand deposits	3,239	3,354
Savings deposits	102	148
Time deposits	6,851	8,998
Borrowings	1,088	1,492
Total Interest Expense	11,280	13,992
Net Interest Income	41,049	36,763
Less: Provision for loan losses	1,508	3,081
Net Interest Income after Provision for Loan Losses	39,541	33,682
Noninterest Income:		
Service charges, commissions and fees	1,378	1,200
ATM and debit card fees	1,775	1,415
Net gains on securities	1,060	1,842
Net gains on sale of loans	325	295
Other	1,386	1,000
Total Noninterest Income	5,924	5,752
Noninterest Expense:		
Salaries and employee benefits	15,547	14,935
Occupancy and equipment expense	4,519	3,694
Other	10,946	9,464
Total Noninterest Expense	31,012	28,093
Income Before Income Taxes	14,453	11,341
Less: Provision for income taxes	2,996	2,332
Net Income	11,457	9,009
Less: Preferred stock dividends	220	-
Income Available to Common Shareholders	$11,237	$9,009
Per Common Share:		
Earnings	$1.15	$0.92
Cash dividends paid	$0.32	$0.32
Book Value Per Common Share	$18.61	$18.47
Weighted Average Common Shares Outstanding	9,741,253	9,741,253
Return on Average Assets	0.88%	0.81%
Return on Average Common Equity	12.59%	10.48%

Bank Officers

Chairman

Marshall T. Reynolds*

Executive Officers

Alton B. Lewis, Jr.*
President and CEO | Hammond

Eric J. Dosch*
Chief Financial Officer | Hammond

Senior Vice Presidents

Thomas F. Brothers
Director of Internal Audit

Scheila M. Davis
Operations Officer

Mark J. Ducoing
Chief Deposit Officer

Glenn A. Duhon, Sr.

Ronnie R. Foshee
Director of Lending Development

Kevin J. Foster

Adam J. Johnston

Mikki M. Kelley

Jordan M. Lewis
Texas Area President

Gregory P. Prudhomme

Darrel D. Ryland
Central LA Area President

Craig E. Scelfo

Desiree B. Simmons
Chief Administrative Officer

Evan M. Singer
Chief Mergers & Acquisitions Officer

J. Richard Stark
Operations

Randy S. Vicknair
Chief Lending Officer

Christy L. Wells

Matthew B. Wise
Chief Credit Officer

Vice Presidents

Ashley N. Bell
Betty A. Boney
Brenda A. Briscoe
Cheryl Q. Brumfield
Katherine K. Campbell, *Controller*
Christina M. Carter
Timothy L. Chesney
Robert W. Clifton, *Chief ISO*
Louis J. Cusimano
Vikki W. Dupaquier
Ronald W. Edmonds
Daryl A. Ferrara
Clifton A. Fincher
Denise D. Fletcher
A. Shane Hughes
Shirley P. Jones
JoEllen K. Juhasz, *BSA Officer*
Michael D. Knighten
Terrie E. McCartney
Colton C. McDaniel
Jason D. Normand
Steven F. Osman
Scott B. Schilling
Amber L. Smith
Lisa K. Stoker
John A. Synco
Lauryn H. Waits
Melina V. West

Assistant Vice Presidents

Conrad H. Arrambide
Evan A. Baranosky
Darryl P. Boudreaux
Miranda M. Derveloy
Susan M. Desoto
Michelle A. Dionne
Landa G. Domangue
Vanessa R. Drew
Christy L. Frierson
Harrison R. Gill
Bonnie J. Griener
Ludrick P. Hildago
Leslie A. Hinzman
Donna S. Hodges
Keith T. Klein
Catherine E. Mathes
Mary T. Mayo
Pamela R. Normand
Dev M. Patel
Rahul R. Patel
Niekitsha S. Ridley

Officers

Mandi B. Aguillard
Rebecca G. Brown
Calvin P. Ducote
Jeannette N. Ernst
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984